Exhibit 99.2

Stopping Inflammation at its Source February 2026

Disclaimer

Except for historical information set forth herein, the matters set forth in this presentation contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as "may," "might," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue," the negative of these terms and other comparable terminology. We cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform our prior statements to actual results or revised expectations.

These statements are based upon the current beliefs and expectations of Turn Therapeutics' management and are subject to significant risks and uncertainties. By their nature, forward-looking statements involve risks and uncertainties because they depend on circumstances that may or may not occur in the future. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially.

Risks include: industry competition; economic factors; regulatory challenges; uncertainties in clinical development and obtaining regulatory approvals; no guarantees that pipeline products will prove commercially successful; reliance on third-party partnerships and manufacturers; dependence on patent protections for PermaFusion®; and ability to access adequate capital.

Although these statements are based on assumptions we believe are reasonable, we caution that forward-looking statements are not guarantees of future performance and you should not place undue reliance on them. Turn Therapeutics undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors can be found in the company's SEC filings available at www.sec.gov.

This presentation includes market and industry data and forecasts that the Company has derived from independent consultant reports, publicly available information, various industry publications, other published industry sources, and its internal data and estimates. Independent consultant reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable. Although the Company believes that these third-party sources are reliable, it does not guarantee the accuracy or completeness of this information, and the Company has not independently verified this information. The Company's internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which the Company operates and management's understanding of industry conditions. Although the Company believes that such information is reliable, it has not had this information verified by any independent sources. In addition, the information contained in this presentation is as of the date hereof (except where otherwise indicated), and the Company has no obligation to update such information, including in the event that such information becomes inaccurate or if estimates change. Subsequent materials may be provided by or on behalf of the Company in its discretion and such information may supplement, modify or supersede the information in these materials. Neither the Company, nor any of its respective affiliates, advisors or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss or damage howsoever arising from any use of these materials or their contents or otherwise arising in connection with these materials.

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Executive Summary

Turn Therapeutics is a biotechnology company developing first-in-class, precision, non-systemic immunomodulation therapies that target IL-36 and key downstream cytokines to address high-unmet-need inflammatory diseases, with an initial focus on moderate to severe eczema.

IL-36/IL-31 Inhibitor – GX-03

Novel MOA which employs precision immunomodulation to prevent unnecessary immune activation and systemic uptake

API is classified as a New Chemical Entity (**NCE**) in the United States

Convenient **topical application** with established safety profile from 200K+ applications and **zero reported adverse events**

Strong IP with issued composition and method patent coverage **through 2037**; others pending

Phase 2 RCT trial underway for moderate to severe eczema with **topline results expected mid-2026**

Prior **FDA Clearances** with non-cytotoxic, non-sensitizing and non-irritating claims

Large Markets

Eczema is the largest and fastest growing I&I market[1] in the US.
Onycho market is facing patent cliff in 2026, last branded drug goes off-patent this year

Leadership Team

Experienced leadership team, supported by a scientific advisory board of leading experts in inflammatory skin diseases, immune and cytokine biology

1. Largest by patient population, fastest based on projected market size (EvaluatePharma)

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TURN Pipeline 04 GX - 03 PRECLINICAL Moderate - to - Severe Eczema (AD) Onychomycosis (Toenail Fungus) Psoriasis 2026 - 2027 : Phase 3 initiation PHASE 1 PHASE 2 PHASE 3 MedicalDevices IL - 36α, IL - 36γ, IL - 31 and IL - 4 inhibitor. Non - systemic and non - steroid potentially best - in - class topical FDA cleared Antimicrobial Surgical Gauze out - licensed Sterile Collagen Powder out - licensed for $70M+ milestones Q2 2026: Interim Assessment Mid 2026: Phase 2 Readout Early 2027: Phase 3 initiation Vaccine Candidate Thermostability Validated with 100% recovery at 14 days ambient and 28 days refrigerated Q1 2026: Extended Stability & In Vivo Immunogenicity Studies

PermaFusion: API Agnostic Delivery Platform

API in Liquid Solvent

Patented Multi-Step Mixing Process w/out Emulsifier

Petro / Oil Carrier



1.3 Micron

Active ingredient nanodroplets suspended within petrolatum matrix

A transformative delivery platform enabling stable, emulsifier-free dispersion of active ingredients in oil-based carriers for superior penetration by APIs

- Patented, Proprietary Process
- Suspended, non-diluted nanodroplets embedded within oil-based carrier deliver active ingredients through skin, nails, and mucous membranes
- API-agnostic drug delivery platform designed for continued innovation
- Compatible with any liquid or liquid-soluble API, including live payloads (i.e. viruses/vectors)



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GX - 03 for Eczema

07 The Chronic Inflammatory ‘Loop’ IL - 36 operates upstream of key inflammatory pathways driving eczema severity. Damaged skin releases IL - 36 which promotes activation of immune cells and amplifies type 2 inflammation. This leads to activation and polarization of TH2 cells along with ILC2s and other type 2 immune cells, which produce key cytokines: IL - 4 and IL - 13. These cytokines further impair the skin barrier, drive inflammation, and sensitize sensory neurons to pruritogens, triggering intense itching and the urge to scratch. Scratching damages the skin further, releasing more alarmins and perpetuating barrier dysfunction, inflammation, and IL - 36 cytokine production. This creates the loop, leading to chronic inflammation, epidermal thickening, recurrent flares, sleep disturbance, and reduced quality of life. By locally targeting IL - 36, IL - 4, and IL - 31 directly in the skin, GX - 03 breaks the eczema loop at the beginning and the end, addressing the core biology of eczema and its impact without systemic exposure or injections. TH2 IL - 4, IL 13 IL - 31 Skin Disruption IL - 36 Chronic Eczema Cycle Itching Skin disruption results in release of IL - 36 IL - 36 activates the TH2, IL - 4 and IL - 13 signaling Il - 31 causes the itch and scratching which disrupts the skin and restarts the loop

57% Reduction in Disease Severity in an IL-36 Environment

Utilizing a validated in-vivo AD model [(1)]

N = 30
Inflammation induced using a standardized epicutaneous *Staphylococcus aureus* exposure protocol

Group 1
N = 10
Pre-treatment Control

- 3.33 ~ Mean IGA after 7 days of *S.aureus* inducement

<u>- IL-36 expression observed</u> following microbial challenge

Group 2
N = 10
No Treatment Control

- 3.33 ~ Mean IGA after 7 days of *S.aureus* inducement

- 3.00 ~ Mean IGA after 7 days of *no treatment*

No significant reduction in IGA

Group 3
N = 10
GX-03 Treatment

3.33 ~ Mean IGA after 7 days of *S.aureus* inducement

1.44 ~ Mean IGA after 7 days of *GX-03 treatment*

57% reduction in IGA over 7 days of treatment

Comparison of Group 2 and Group 3 (p-value ~ 0.0003)



IGA Score
4
3
2
1
3.0
1.44
Group 2 at 14 days
Groups
Group 3 at 14 days



Before
After
Before
After

1. www.cell.com

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09 Key Upstream and Downstream Cytokines DemonstratedInhibition of Objective: T o a s c e r t a i n t h e i m m u n o l o g i c a l i n h i b i t o r y e f f e c t s o f G X - 0 3 f o r u p s t r e a m a n d d o w n s t r e a m c y t o k i n e s N = 36 Group 1: N = 1 8 N o T r e a t m e n t Group 2: N = 1 8 G X - 0 3 T r e a t m e n t 5 0 . 0 8% 0 . 0 0 0 0 0 0 0 0 0 0 4 9 . 0 5% 0 . 0 0 0 0 0 0 0 4 3 5 6 7 . 7 0% 0 . 0 0 0 0 0 1 1 2 0 0 I n f l a m m a t i o n i n d u c e d u s i n g a s t a n d a r d i z e d e p i c u t a n e o u s Staphylococcus aureus e x p o s u r e p r o t o c o l Cytokine Inhibition Demonstrated: Cytokine % Inhibition p - value 1 6 . 7 1% 0 . 0 0 0 0 2 8 7 0 5586 2788 0 1 0 0 0 2 0 0 0 3 0 0 0 4 0 0 0 5 0 0 0 6 0 0 0 7 0 0 0 G r o u p 1 G r o u p 2 Raw Integrated Density IL - 36α Protein Expression 4865 2479 0 1 0 0 0 2 0 0 0 3 0 0 0 4 0 0 0 5 0 0 0 6 0 0 0 G r o u p 1 G r o u p 2 Raw Integrated Density IL - 36γProtein Expression 1477 477 0 5 0 0 1 0 0 0 1 5 0 0 2 0 0 0 2 5 0 0 G r o u p 1 G r o u p 2 Raw Integrated Density IL - 31 Protein Expression 4160 3465 0 5 0 0 1 0 0 0 1 5 0 0 2 0 0 0 2 5 0 0 3 0 0 0 3 5 0 0 4 0 0 0 4 5 0 0 5 0 0 0 G r o u p 1 G r o u p 2 Raw Integrated Density IL - 4 Protein Expression

10 53 Patients RIPT Study Phase 1 - Level Safety Data: Eligibility & Population Demographic N = 53 Age Range: 18 – 63 Male: 13 | Female: 40 Inclusion : - Free of dermatological disorder - Free of acute or chronic disease - Not currently under care Trial Design - First Application: 48 hours of continuous exposure - 2 nd through 9 th Application: 24 hours of continuous exposure three (3) times a week for three (3) consecutive weeks - Two challenge doses to a previously unexposed test site Endpoints - Adverse reaction of erythema and edema scoring: 0 = no reaction 1 = erythema throughout at least ¾ of site 2 = erythema and induration throughout at least ¾ of site 3 = erythema, induration & vesicles 4 = erythema, induration & bullae Trial Results No adverse reactions of any kind were reported during the study. (580+ applications across all subjects) GX - 03 has been FDA cleared as non - cytotoxic , non - sensitizing and non - irritating

KEY DETAILS 11 Moderate - Severe Eczema RCT (1) Phase 2 Ongoing: GX - 03 - Phase 2 Trial Timeline Jul’25 First patient enrolled Oct’25 Blinded Aggregate Safety Data Mar/Apr 2026 Adaptive Interim Assessment N = 30 Completed Safety = 0 AE Mid - 2026 Topline Data Readout Double - blind, Randomized, Vehicle Controlled Primary Endpoint: Change in EASI vs Vehicle at week 8 Secondary Endpoint: Change in IGA ( - 2) vs Vehicle Secondary Endpoint: Change in NRS (Max - Itch) vs Vehicle N = 60 Adaptive design empowered to increase sample size by 100% N ~ 120 1:1 (Adaptive to 200 patients) 1. A Study to Assess Efficacy of GX - 03 in Moderate to Severe Eczema

12 Progression Atopic Dermatitis Treatment GX - 03 has the potential to serve as first - line treatment for Eczema 1. Subject to successful completion of each phase and capital availability. Topical Steroids - Quick Relief - Consistent use causes necrosis Topical JAK/ PDE4 - With or without steroids due to moderate efficacy - Side effects and black - box warnings Biologics - Systemic Burden - Immunosuppression and site reactions GX - 03 Market Opportunity

Topicals for Eczema

Topical Aryl hydrocarbon (e.g. Vtama)	**Tapinarof Cream 1%**	• Systemic burden with severe side effect warnings • Common side effects include skin rash, burning & stinging, headache, vomiting, ear infection
JAK Inhibitors (e.g. Opzelura)	**Ruxolitinib Cream 1.5%**	• Systemic burden with Black Box Warning • Common side effects include infections including lung infection, cancer risk, blood clots, heart attack and low blood cell count
PDE4 Inhibitors (e.g. Eucrisa & Zoryve)	**Crisaborole Ointment 2% Roflumilast Cream 0.3%**	• May lack sufficient efficacy to achieve symptom relief • Indicated for mild-to-moderate AD, not severe • May lead to site pain, burning, irritation, application site reaction per reporting
Steroids	**CLOBEX OLUX TRIAMCINOLONE**	• Rapid efficacy for short use cycles • Consistent use causes necrosis • Common side effects include discoloration and thinning of skin, etc.

Topicals Under Development

JAK Inhibitor

- LNK01004 - Lynk Pharmaceuticals
- CGB-500 – CAGE Bio
- ATI-1777 – Aclaris Therapeutics

PDE4 Inhibitor

- E6005 – Ralington Pharma/ Medimetriks Pharma
- OPA-15406 – Medimetriks Pharma/ Otsuka Pharma

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The GX-03 Difference

GX-03

First-in-Class Topical
Precision cytokine modulation (IL-36, IL-31, IL-4) targeting upstream inflammatory cascade disrupting the eczema loop as well as downstream modulation of symptoms

Disease Modification Approach
Intervenes at earliest molecular events before chronic inflammation becomes self-sustaining

PermaFusion® Delivery Platform
Enables topical delivery of biologic-level therapeutics without needles or systemic exposure

Localized Activity, Zero Systemic Burden
Preserves normal immune function with predictable, low adverse-event profile


IL-31
IL-36
IL-4

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Eczema TAM & Prevalence in U.S.

16.5M patients suffer from Eczema in U.S.

6.6M patients in moderate-severe category

Eczema is the largest and fastest growing I&I market[(2)] in the U.S.

Today **$6.5B[(1)]**

8.8% CAGR

$9.9B by 2030[(1)]

GX-03 – Path to Market[(3)]

2026 Phase 2 Readout	2027 Phase 3 Initiation	2029 Planned Launch

High Unmet Needs

- Safe & Effective Therapies
- Topical first-line treatment without needle (up to 50% of patients do not respond to biologics)

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1. Grand View Research - AD Outlook
2 Largest by patient population, fastest based on projected market size (EvaluatePharma)
3. Subject to successful completion of each phase and capital availability.

Phase 3 Ready GX - 03 for Onychomycosis (Toenail Fungus)

17 Novel Approach to Polymicrobial Nail Infection R. Dan Davis, DPM Phase 2 Equivalent Study Study Design - N ~ 100 - GX - 03 applied once daily or BID application - No debridement or occlusive dressings required Inclusion : - Patients with bacterial infected nails - Patients with yeast and fungus infected nails - Patients with a combination of bacterial, yeast and fungus infected nails including diabetic and full - thickness disease Trial Results Visible evidence of development of Beau’s line and clear nail plate ~ 70% efficacy with once - daily application ~ 85% efficacy with BID application No adverse events reported during the study. Select Subjects Before After Before After Before After

18 1. pubmed.ncbi.nlm.nih.gov GX - 03 successfully penetrated nails and eliminated fungal pathogens in the standard model 8.9% 6.5% 17.8% In the same in - vivo model, GX - 03 successfully penetrated the nail, reducing fungal burden by 12% to 18% with just two weeks of application. Lipid - based delivery enables passive diffusion of API through lipid bilayers. Currently approved topical onychomycosis products have failed to penetrate the nail and eliminate fungal pathogens leading to lower efficacy: Group 1, Rabbit #1 Group 1, Rabbit #2 Group 2, Rabbit #1 Group 2, Rabbit #2 Group 2, Rabbit #3 Group 2, Rabbit #4 Group 2, Rabbit #5 Group 2, Rabbit #6 Group 3, Rabbit #1 Group 3, Rabbit #2 Group 3, Rabbit #3 Group 3, Rabbit #4 Group 3, Rabbit #5 Group 3, Rabbit #6 Group 3, Rabbit #7 Group 3, Rabbit #8 Group 3, Rabbit #9 Group 3, Rabbit #10 Group 3, Rabbit #11 Group 3, Rabbit #12 100 80 60 40 20 0 Current Topical for Onycho

19 Current Topicals for Onycho Drug Treatment Cost Annual US Revenue Efficacy Jublia (Efinaconazole) Kerydin (Tavaborole) Penlac (Ciclopirox) $8,000 - $12,000 (Off - patent in 2026) $7,000 - $10,000 (Off - patent, generic version available) $100 – 400 (Generic) $300M - $350M (Revenue declining due to generic entry) $40M - $50M (Mostly generic) $30M - $50M (Generic only) Annual US Prescriptions 350K - 400K (Most prescribed branded topical) 80K - 120K (Branded prescription declined sharply due to generic availability) 2,500,000+ (Volume leader due to low costs) 17.8% 8.9% 6.5% ~3M+ Annual US Prescriptions (majority prescriptions are generics) ~$400M+ Annual US Revenue Patent cliff in 2026 Jublia ® is the last patented topical with its 2026 expiration

TAM & Prevalence in U.S. Onychomycosis 20 47.6M patients suffer from Onycho in U.S. 1 in 7 people globally suffers from Onycho (1) 2026 Phase 3 Ready 2027 Phase 3 Initiation 2029 Planned Launch GX - 03 – Path to Market (3) Today $1.96B (2) $2.82B by 2030 (2) 7.55% CAGR High Unmet Needs • Effective Therapies as current topical treatments are only 6 - 18% effective • Patent cliff in Onychomycosis market peaks in 2026 1. www.cdc.gov 2. Precedence Research - Onycho Treatment market.com Only 15% of the affected population seeks treatment due to lack of awareness, limited efficacy and hepatoxicity of available therapeutics 3. Subject to successful completion of each phase and capital availability.

Our Science

Mechanism of Action (Eczema)

GX-03 employs the PermaFusion® platform, to precisely deliver cytokine-modulating agents into the base formulation. This represents an evolution from our FDA-cleared medical devices to an investigational, first-in-class topical immunomodulatory therapy for moderate to severe eczema that has demonstrated a consistent and predictable adverse event profile in early clinical studies.



Epidermis
Dermis
Immune Cells
Cytokines

Why Target IL-36 Release?

IL-36 acts as an upstream gatekeeper before IL-31, IL-4, and IL-13 activation. Current biologics (anti-IL-4, IL-13, IL-31) intervene after epithelial alarm signaling has already triggered immune amplification and inflammation - they suppress downstream signals but miss the initiating event.

Inhibiting IL-36 release interrupts the cascade before leukocyte recruitment and Th2 polarization begin.

GX-03 also inhibits IL-31, which drives the itch-scratch cycle and creates a pathogenic feedback loop: IL-31 leads to barrier injury, epithelial stress, and more IL-36 release. Breaking this cycle addresses both initiation and perpetuation of disease.

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Mechanism of Action (Onychomycosis)

GX-03 is a topical petrolatum-based formulation containing polyhexanide for treating onychomycosis, The mechanism of action involves two key aspects: enhanced nail penetration enabled by the lipid carrier base and direct antifungal effect.

Nail Penetration & Delivery

The occlusive base passively diffuses through hydrophilic channels within the intercellular lipid bilayers and keratin corneocytes. This allows the API to diffuse through the nail to reach the underlying nail bed and infection site. In-vivo studies demonstrate the MOA.

Antifungal Activity of API

Polyhexanide has documented antifungal properties. Time-kill assays show >99.98% reduction in T. rubrum within 10 minutes and complete elimination of C. albicans within 2 days.

Polyhexanide binds electrostatically to negatively charged phospholipid headgroups on the fungal cell membrane. This causes structural disruption, leakage of cellular contents, and cell lysis without forming pores.



API Traveling through lipid bilayers
Nail Surface
Fungal Pathogens
Nail Bed

API travels through lipid channels in the nail shell and reaches the nail bed reducing fungal burden at the source

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24 GX - 03 Broader Opportunities in Dermatology and I&I Diseases IL - 36 Auto - immune Blistering Diseases Psoriasis Actinic Keratosis Hidradenitis Suppurativa IL - 31 Prurigo Nodularis Bullous Pemphigoid Chronic Pruritus

Viscous Intranasal Thermostable Vaccines
Targeted Mucosal Immunity

Cold-Chain Limitations of Current Vaccines

Current live vaccines are limited by cold-chain requirements and typically have shelf lives of 2-6 hours at room temperature, with 2-5 days under refrigeration.

Rapid Deployability Possible

Stabilization at room temperature with needle-free delivery enables rapid distribution to clinics, hospitals, and patients via standard delivery.

Consistent Dosing with enhanced efficacy

Current liquid vaccine formulations can drip or be swallowed leading to inconsistent dosing. Turn's viscous delivery medium solves this with consistent site-specific contact

Targeted Delivery by Removing the Needles

Respiratory virus receptors are in nares and targeted intranasal delivery provides immunization without unnecessary needles, additives, or adjuvants

- **rVSV Thermostability Achieved**
  rVSV-MARV successfully survived 14 days at ambient temperature and 28 days refrigerated (4°C) with 100% recovery to 10^-7 dilution. Proof that delivery platform can maintain live virus with greater thermostability
- **Assay**
  Company developed patent-pending TCID50 assay to ascertain viral recovery in viscous medium down to 10^-7 dilution
- **Development Plan**
  We plan to conduct immunogenicity studies in live cell and animal models for rVSV and H1N1 Influenza

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Corporate & Financial Highlights

27 GX - 03 Value - Driving Milestones (1) Interim Assessment from Phase 2 trial for Eczema Q2 - 2026 Topline Readout from Phase 2 trial for Eczema Mid - 2026 Initiation of Phase 3 in Onychomycosis Q1 - 2027 Initiation of Phase 3 in Eczema Q1 - 2027 Phase 3 readout from Eczema Q4 - 2027 Interim Assessment from Phase 3 Onychomycosis Q1 - 2028 1. Subject to successful completion of each prior phase and capital availability.

28 Financial Highlights $21M $18M Cash burned since inception $55 - 60M Expected R&D spend for Phase 3 trials on both indications $250K/month Expected G&A burn as a public company $10 - 13M Expected G&A spend to through 2028 IP Highlights Total money raised since inception (i.e. 2015) Various Patent Families Various patent families for composition and/or methods around API 15 Issued Patents Coverage through 2037 Various applications pending to extend coverage Various additional applications pending US and ex - US Coverage Issued and pending US and international patents

29 Our Partnerships The product has been FDA cleared (510K) and does not have any regulatory hurdles to market $70M in milestone payments + royalties on sales providing potential non - dilutive revenue Medline is the largest provider of medical - surgical products and supply chain solutions serving all points of care. MIMEDX is aspiring to be the leading provider in wound care, burn, and surgical sectors. Natural market replacement for standard oil emulsion dressings. Natural market replacement for standard collagen powder Multi - year framework for supply, co - development activities and co - branding of future products in the professional and retail space. Multi - year framework for joint - development of license - related products with $1M payment for each jointly developed product. FDA Cleared Product $70M+ Milestone Medline’s Global Reach MIMEDX’s Focus Antimicrobial Oil Emulsion Dressing Antimicrobial Collagen Powder Potential Future Products Potential Future Products Validation of IP Non - dilutive revenue Minimal risk, all upside partnerships Prospect of future products

Management & Board

Board Members



Arthur Golden, JD
Senior Counsel, Davis Polk & Wardwell



Andrew Gengos
CFO Terns Pharmaceuticals



Kent Kester, MD
Executive Director, Vaccine Research and Development at CEPI



Martin Dewhurst
McKinsey Veteran Senior Advisor at PJT Partners

Key Management



Bradley Burnam
Chief Executive Officer, Chairman & Founder
10+ Years of Experience



Dr. Neil Ghodadra, MD
Chief Medical Officer
11+ Years of Experience



Zuraiz Chaudhary, CPA
Chief Accounting Officer,
10+ Years of Experience



Muhammad Zubair, ACA
Controller
6+ Years of Experience

Advisors & KOLs



Dr. R. Daniel Davis, DPM
Former President, CPMA and APMA Board of Trustee

Dr. Davis is board Certified Foot and Ankle Surgeon by the American Board of Foot and Ankle Surgery® and board Certified by American Board of Podiatric Medicine.

Dr. Davis has been in practice for over 30 years. Dr. Davis attended Bucknell University where he earned his B.S. in Biology and was a star athlete as part of the track team. He continued his education at the Temple University School of Podiatric Medicine (TUSPM), formerly the Pennsylvania College of Podiatric Medicine, earning his Doctorate in Podiatric Medicine in 1980.



Stephen Bresnick, MD
Board Certified Plastic Surgeon

Dr. Stephen Bresnick is a board-certified surgeon in skin health and immunology-related fields, has two doctorate degrees, and a professorship focused on innovative treatments. Dr. Bresnick is board-certified and recognized as a leading authority in dermatological conditions like eczema (atopic dermatitis). With over 25 years of experience, he has received numerous national awards and has authored multiple original journal articles and publications on skin science, inflammation, and therapeutic advancements.

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Thank You Investors@turntherapeutics.com Office: 250 N. Westlake Blvd, #210 Westlake Village, CA 91362